AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                            1st Revised Title Page
Bridgewater, NJ  08807                       Cancels Original Title Page
Issued:  December 20, 1996                 Effective:  December 21, 1996

                   Original Tariff Effective: November 1, 1996


                            CONTRACT TARIFF NO. 5776

                                   TITLE PAGE

This Contract Tariff applies to AT&T Software Defined Network Services consisting of: AT&T Custom Software Defined Network Service and Global Software Defined Network Service; AT&T Distributed Network Service; AT&T MEGACOM Service; AT&T 800 Services consisting of: AT&T 800 Service-Domestic, AT&T 800 Service-Canada, AT&T MEGACOM 800 Service-Domestic, AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, AT&T MEGACOM 800
Service-Overseas,  AT&T  800  READYLINE  Service-Domestic,  AT&T  800  READYLINE
Service-Canada, AT&T 800 READYLINE Service-Mexico, AT&T 800 READYLINE Service-Overseas, AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands; AT&T ACCUNET T1.5 Service Access Connections; AT&T Primary Rate Interface Office Functions and AT&T Terrestrial 1.544 Mbps Local Channel
Services for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.


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



AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                 1st Revised Page 1
Bridgewater, NJ  08807                            Cancels Original Page 1
Issued:  December 20, 1996                  Effective:  December 21, 1996

                            CONTRACT TARIFF NO. 5776

                                   CHECK SHEET

The Title Page and Pages 1 through 26 inclusive of this tariff are effective as of the date shown. Original and revised pages as named below contain all changes from the original tariff that are in effect on the date shown.

      Number of Revision              Number of Revision
  Page    Except as Indicated     Page     Except as Indicated
  ----    -------------------     ----     -------------------

  Title          1st*              7              1st*
   1             1st*              8              1st*
   3             1st*              9              1st*
   3.1         Original           10              1st*
   4             1st*             11              1st*
   5             1st*             11.1          Original*
   6             1st*             12              1st*
   6.1         Original*          13              1st*

*  New or Revised Page

                                TABLE OF CONTENTS

                                                         Page
                                                         ----
Check Sheet. ...........................................   1
List of Concurring, Connecting and Other Participating
  Carriers..............................................   1
Explanation of Symbols - Coding of Tariff Revisions.....   1
Trademarks and Service Marks............................   2
Explanation of Abbreviations............................   2
Contract Summary........................................   3

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS
Concurring Carriers - NONE
Connecting Carriers - NONE
Other Participating Carriers - NONE

EXPLANATION OF SYMBOLS - CODING OF TARIFF REVISIONS

Revisions to this tariff are coded through the use of symbols.
These symbols appear in the right margin of the page. The symbols and their meanings are:

   R  - to signify reduction.
   I  - to signify increase.
   C  - to signify changed regulation.
   T - to signify a change in text but no change in rate or regulation. S - to signify reissued matter.
   M  - to signify matter relocated without change.
   N  - to signify new rate or regulation.
   D  - to signify discontinued rate or regulation.
   Z  - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.


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

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm Rates and Tariffs                       Original Page 2
Bridgewater, NJ  08807
Issued:  October 31, 1996                   Effective: November 1, 1996


                                          ** All material on this page is new.**


TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.


                    Trademarks                       Service Marks
                    ----------                       -------------

                    None                              ACCUNET
                                                      MEGACOM
                                                      READYLINE


EXPLANATION OF ABBREVIATIONS

Adm.        - Administrator

Mbps        - Megabits per second









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




AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                 1st Revised Page 3
Bridgewater, NJ  08807                            Cancels Original Page 3
Issued:  December 20, 1996                  Effective:  December 21, 1996

                            CONTRACT TARIFF NO. 5776

1.  Services Provided:

A. AT&T Software Defined Network (SDN) Services (AT&T Tariff F.C.C. No. 1) con-sisting of:

1.  Custom SDN
2.  Global Software Defined Network (GSDN) Service

B.  AT&T Distributed Network Service (DNS) (AT&T Tariff F.C.C. No. 1)        N

C.  AT&T MEGACOM Service (AT&T Tariff F.C.C. No. 1)

D.  AT&T 800 Services (AT&T Tariff F.C.C. Nos. 2 and 14) consisting of:

1.  AT&T 800  Service-Domestic
2.  AT&T 800  Service-Canada
3.  AT&T MEGACOM 800 Service-Domestic
4.  AT&T MEGACOM 800  Service-Canada
5.  AT&T MEGACOM 800  Service-Mexico
6.  AT&T MEGACOM 800 Service-Overseas
7.  AT&T 800 READYLINE Service-Domestic
8.  AT&T 800 READYLINE Service-Canada
9.  AT&T 800 READYLINE Service-Mexico
10. AT&T 800 READYLINE Service-Overseas
11. AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands

E. AT&T ACCUNET T1.5 Service Access Connections and the AT&T Primary Rate Interface Office Functions (AT&T Tariff F.C.C. No. 9)

F.  AT&T Terrestrial 1.544 Mbps Local Channel Services (AT&T  Tariff  F.C.C. No.
    11)


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



AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                  Original Page 3.1
Bridgewater, NJ  08807
Issued:  December 20, 1996                  Effective:  December 21, 1996


     ** All material on this page is reissued except as otherwise noted. **

                            CONTRACT TARIFF NO. 5776

2. CONTRACT  TERM;  RENEWAL  OPTIONS - For the AT&T SDN Services and  associated
AT&T ACCUNET T1.5 Service Access  Connections  and AT&T  Terrestrial  1.544 Mbps
Local  Channel  Services,  the AT&T DNS  Services  and  associated  ACCUNET T1.5   N
Service Access  Connections and Terrestrial  1.544 Mbps Local Channel  Services,
the AT&T MEGACOM  Services and the AT&T 800 Services and associated AT&T ACCUNET
T1.5 Service Access  Connections,  AT&T Primary Rate Interface  Office Functions   N
and AT&T  Terrestrial  1.544 Mbps Local  Channel  Services  provided  under this
Contract  Tariff,  the date on which the term of this Contract  Tariff begins is referred to as the  Customer's  Initial  Service Date  (CISD).  For the AT&T SDN
Services and associated AT&T ACCUNET T1.5 Service Access  Connections,  and AT&T
Terrestrial  1.544 Mbps Local  Channel  Services  and the AT&T DNS  Services and
associated  ACCUNET T1.5 Service Access  Connections and Terrestrial  1.544 Mbps
Local  Channel  Services  provided  under this Contract  Tariff,  the term is 18 months and the CISD is the first day of the Customer's  first full billing month
under this Contract  Tariff.  For the AT&T MEGACOM  Services and associated AT&T   N
ACCUNET T1.5 Service Access  Connections and AT&T  Terrestrial  1.544 Mbps Local
Channel  Services,  the  term is 4 years  and the CISD is the  first  day of the
Customer's first full billing month under this Contract Tariff. For the AT&T 800
Services and associated AT&T ACCUNET T1.5 Service Access  Connections,  the AT&T   N
Primary Rate Interface Office  Functions and AT&T  Terrestrial  1.544 Mbps Local
Channel  Services,  the  term is 4 years  and the CISD is the  first  day of the
Customer's  first full  billing  month under this  Contract  Tariff.  No renewal option is available for this Contract Tariff.



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



AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                   1st Revised Page 4
Bridgewater, NJ  08807                              Cancels Original Page 4
Issued:  December 20, 1996                    Effective:  December 21, 1996

3.  MINIMUM COMMITMENTS/CHARGES

A. MINIMUM REVENUE  COMMITMENTS - The Minimum Revenue Commitments (MRCs) for the
AT&T SDN  Services,  the AT&T DNS Service,  AT&T MEGACOM  Service  including the
International  Calling  Capability and the AT&T 800 Services provided under this   N
Contract Tariff,  after the application of the Discounts as specified in Section
5., following, have been applied, are as follows. The Domestic/International MRC will be satisfied by the usage charges for the AT&T SDN  Services,  the AT&T DNS
Service, AT&T MEGACOM Service including the International Calling Capability and the AT&T  800  Services.  Of the  Domestic/International  MRC,  a  portion,  the
International  MRC, must be satisfied by usage charges for the combined total of
AT&T 800  Service-Canada,  AT&T  MEGACOM 800  Service-Canada,  AT&T  MEGACOM 800
Service-Mexico,   AT&T  MEGACOM  800   Service-Overseas,   AT&T  800   READYLINE
Service-Canada,   AT&T  800   READYLINE   Service-Mexico,   AT&T  800  READYLINE
Service-Overseas,  AT&T 800 READYLINE  Service-Puerto  Rico and the U.S.  Virgin
Islands,  AT&T  MEGACOM  Service  International  Calling  Capability,  AT&T  DNS
International Calling Capability and AT&T GSDN Service.

1.  INTERNATIONAL MRC

                    Commitment Period         MRC                                  N
                    Each Month            $1,000,000

If in any month,  the Customer has failed to satisfy the  International  MRC the
Customer  will be billed a shortfall  charge equal to the  difference of the MRC and the actual usage  charges for that month for the combined  total of AT&T 800
Service-Canada,    AT&T   MEGACOM   800   Service-Canada,   AT&T   MEGACOM   800
Service-Mexico,   AT&T  MEGACOM  800   Service-Overseas,   AT&T  800   READYLINE
Service-Canada,   AT&T  800   READYLINE   Service-Mexico,   AT&T  800  READYLINE
Service-Overseas,  AT&T 800 READYLINE  Service-Puerto  Rico and the U.S.  Virgin
Islands,  AT&T  MEGACOM  Service  International  Calling  Capability,  AT&T  DNS
International  Calling Capability and AT&T GSDN Service after the application of all discounts as specified in Section 5., following.

2.  DOMESTIC/INTERNATIONAL MRC

                    Commitment Period          MRC                                 C
                    Months 1-18          $120,000,000
                    Months 19-24          $40,000,000
                    Months 25-36          $70,000,000
                    Months 37-48          $70,000,000                              C


If, at the end of any Commitment  Period, the Customer has failed to satisfy the
Domestic/International  MRC applicable for that Commitment  Period, the Customer will  be  billed  a  shortfall  charge  equal  to  the  difference  between  the
Domestic/International  MRC for that  Commitment  Period  and the  actual  usage charges,  for  that  Commitment  Period,  for the  combined  total  of AT&T  SDN
Services,  AT&T DNS Service,  AT&T MEGACOM Service  including the  International
Calling  Capability  and the AT&T 800  Services  provided  under  this  Contract
Tariff,  after the  application  of the  Discounts  as  specified in Section 5.,   N
following,  including any shortfall  charge(s) paid by the Customer  pursuant to
Section 3.A.1.,  preceding during the same months of such Commitment Period. The shortfall  charge shall be calculated  after the  completion of each  Commitment
Period and billed the following month.


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



AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                  1st Revised Page 5
Bridgewater, NJ  08807                             Cancels Original Page 5
Issued:  December 20, 1996                   Effective:  December 21, 1996

4. Contract Price - AT&T reserves the right to increase from time to time the rates for the Services Provided under this Contract Tariff, regardless of any provisions in this Contract Tariff that would otherwise stabilize rates or limit rate increases, as a result of charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court having competent jurisdiction relating to compensation of payphone service providers.
If necessary, revisions will be filed in this Contract Tariff to reflect the actual rates.

A. AT&T SDN Services - The Contract Price for the AT&T SDN Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time, except for those Usage Rates as specified in Section 7., following.

B. AT&T DNS Service - The Contract Price for the AT&T DNS Service provided under   N
this Contract Tariff is the same as the undiscounted  Recurring and Nonrecurring
Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to
time.                                                                              N

C. AT&T  MEGACOM  Service - The  Contract  Price  for the AT&T  MEGACOM  Service
provided under this Contract  Tariff is the same as the  undiscounted  Recurring and  Nonrecurring  Rates and Charges  specified in AT&T Tariff F.C.C.  No. 1, as amended from time to time,  except for those Usage Rates as specified in Section
7.,  following,  which apply for AT&T MEGACOM Service calls that originate at no more than 15 Customer  Switches,  and at no more than 2 Customer Premises (not a
Customer Switch) designated by the Customer prior to the CISD. A Customer Switch is a  telecommunications  switch  (including all remote switching  modules under common control of the same central  switch) with the following  characteristics:
(a) it is owned and operated by the Customer or an Affiliate of the Customer, or by an entity in which the  Customer or an  Affiliate  of the  Customer  holds an ownership  interest  of at least 33%,  or by an entity  that holds an  ownership interest in Customer or  Affiliate  of the  Customer of at least 33%;  (b) it is used for the  transmission of calls that are routed by a Local Exchange  Carrier to the Customer Switch using Feature Group D Access or a functional  equivalent;
(c) it is capable of  interconnecting  circuits or transferring  calling between circuits;  (d) it has a maximum  capacity of at least  100,000  access lines and
16,000  trunk  lines;  (e)  it  is   predominantly   used  to  provide  switched
telecommunications  service  on a  Common  Carrier  basis;  and  (f) it has  the capability to provide signaling  interfaces at CCITT standards of SS7 signaling.
Provided the Customer Switch meets the foregoing definition, it is not necessary that all calls routed through the Customer Switch satisfy characteristic (b).

 D. AT&T 800 Services - The Contract Price for the AT&T 800 Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. Nos. 2 and 14, as amended from time to time, except for those Usage Rates as specified in Section
7., following.


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



AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                  1st Revised Page 6
Bridgewater, NJ  08807                             Cancels Original Page 6
Issued:  December 20, 1996                   Effective:  December 21, 1996

4.  Contract Price (continued)

D. AT&T  ACCUNET  T1.5  Service  Access  Connections  and the AT&T  Primary Rate
Interface  - The  Contract  Price  for the  AT&T  ACCUNET  T1.5  Service  Access
Connections  and the AT&T Primary Rate  Interface  provided  under this Contract
Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 9, as amended from time to time, except for those Rates for the AT&T Primary Rate Interface as specified in
Section 7., following.

E. AT&T Terrestrial 1.544 Mbps Local Channel Services - The Contract Price for the AT&T Terrestrial 1.544 Mbps Local Channel Services provided under this
Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

5. Discounts - The following discounts are the only discounts that apply to the Services Provided under this Contract Tariff. No other discounts apply.

A.  AT&T SDN Services

1. Base Discounts - The Customer will receive the following discounts, each month, in lieu of those specified for the SDN Term and Volume Plan (TVP) in AT&T
Tariff F.C.C. No. 1. These discounts will be applied in the same manner as the SDN TVP as specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

             For Gross Monthly
             Domestic SDN Services
             Usage on Amounts:                       Discount
             -----------------                       --------
             Between $0 up to $13,000,000              46.5%

No discount  will apply for any Gross  Monthly  Domestic SDN  Services  Usage in
excess of $13,000,000.                                                             D

2. Additional  Discounts - The Customer will receive an additional 32% discount,   N
each month,  in lieu of the discounts  specified for the AT&T SDN  International
Term Plan (ITP) in AT&T Tariff  F.C.C.  No. 1. This  discount will be applied in the same manner as the ITP as specified in AT&T Tariff F.C.C.
No. 1, as amended from time to time.

No discount will apply for any Gross Monthly International SDN Services Usage in
excess of $2,400,000.                                                              N

                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                   Original Page 6.1
Bridgewater, NJ  08807
Issued:  December 20, 1996                   Effective:  December 21, 1996

                     ** All material on this page is new. **

5.  Discounts (continued)

B. AT&T DNS Discounts - The following discounts for AT&T DNS are applied to AT&T DNS usage charges in the billing month in which the AT&T DNS charges are billed.

1. Base Discounts - The following discounts will be applied monthly using the same method as specified in Section 6.12. of AT&T Tariff F.C.C. No. 1 (Method Of Determining Discount).

(a) The Customer will receive the following discounts, each month, on all domestic direct dialed (1+) AT&T DNS monthly usage charges.

       0% discount on the amounts over $0 up to $10,000.00
      10% discount on the amounts over $10,000.00 up to $20,000.00
       9% discount on the amounts over $20,000.00

(b)  The  Customer  will  receive  the  following  discounts,   each  month,  on
international direct dialed (1+) AT&T DNS monthly usage charges:

       0% discount on the amounts over $0 up to $5,000.00
      12% discount on the amounts over $5,000.00 up to $15,000.00 16% discount on the amounts over $15,000.00 up to $60,000.00 18% discount on the amounts over $60,000.00 up to $200,000.00 20% discount on the amounts over $200,000.00

  2.  Additional Discounts - None.


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



AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                  1st Revised Page 7
Bridgewater NJ,  08807                             Cancels Original Page 7
Issued:  December 20, 1996                   Effective:  December 21, 1996

5.  Discounts (continued)

C.  AT&T MEGACOM Service                                                      T

1.  Base Discounts

(a) The Customer will receive a 35.1% discount, each month, on domestic AT&T MEGACOM Service usage.

(b) The Customer will receive one of the following discounts, each month, on all AT&T MEGACOM Service International Calling Capability usage charges for that month, based on the total Gross Monthly Usage Charges for AT&T MEGACOM Service International Calling Capability, AT&T 800 Service-Canada, AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, AT&T MEGACOM 800
Service-Overseas, AT&T 800 READYLINE Service-Canada, AT&T 800 READYLINE Service-Mexico, AT&T 800 READYLINE Service-Overseas, AT&T SDN International Calling Capability, and AT&T GSDN Service.

             Gross Monthly Usage Charges            Discount
             ---------------------------            --------
             At least $0 up to $1,500,000               5.0%
             At least $1,500,000 up to $2,000,000       7.5%
             At least $2,000,000 up to $3,000,000      10.0%

No discount will apply to any Gross Monthly Usage Charges in excess of $3,000,000.

2.  Additional Discounts - None.

D.  AT&T 800 Services                                                         T

1. Base Discounts - The Customer will receive the following discounts as specified below, each month, in lieu of those specified for the Customer Specific Term Plan II (CSTP II) and the Revenue Volume Pricing Plan (RVPP) in AT&T Tariff F.C.C. No. 2. These discounts will be applied in the same manner as the CSTP II as specified in AT&T Tariff F.C.C. No. 2, as amended from time to time.

(a) The Customer will receive one of the following discounts, each month, on all AT&T 800 Services usage charges.

             Gross Monthly AT&T MEGACOM 800
             Service-Domestic, AT&T 800
             READYLINE Service-Domestic,
             and AT&T 800 Service-Domestic
             Usage Charges                             Discount
             -------------                             --------
             At least $0 up to $2,000,000                0.0%
             At least $2,000,000 up to $15,000,000      45.0%

No discount will apply to any Gross Monthly AT&T MEGACOM 800 Service-Domestic, AT&T 800 READYLINE Service-Domestic and AT&T 800 Service-Domestic Usage Charges in excess of $15,000,000.

  2.  Additional Discounts - None.


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



AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                  1st Revised Page 8
Bridgewater, NJ  08807                             Cancels Original Page 8
Issued:  December 20, 1996                   Effective:  December 21, 1996

6.  Classifications, Practices and Regulations
    ------------------------------------------

A. Except as otherwise provided in this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the AT&T tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

B. Monitoring Conditions - The Customer must satisfy the following Service Requirements. The Service Requirement in 6.B.1.(e), 6.B.1.(f) and 6.B.1.(g) will be monitored on each monthly anniversary of the CISD and the Monitoring Period is the billing month immediately preceding each monthly anniversary of the CISD. The Service Requirements in 6.B.1.(a), 6.B.1.(b), 6.B.1.(c) and 6.B.1.(d) will be monitored at each six-month anniversary of the CISD, and the Monitoring Period is the six billing months immediately preceding each six-month anniversary of the CISD. The Service Requirement in 6.B.1.(h) will be monitored at the six-month anniversary of the CISD, and the Monitoring Period is the first six months of the Contract Tariff term.

1.  AT&T SDN, AT&T DNS, AT&T MEGACOM and AT&T 800 Services                    N

(a) At least 95% of the total inbound and outbound interLATA services obtained by the Customer and its Affiliates from common carriers (not including Customer or its Affiliates) must be obtained by the Customer directly from AT&T, including any future inbound and outbound interLATA services the Customer obtains as a result of a merger or acquisition for which the Customer directly or indirectly controls the choice of Interexchange Carrier. Services under commitment to another Interexchange Carrier at the time of such merger or acquisition shall not be subject to this provision for the term of such commitment, unless the charges the Customer would incur to terminate such commitment would be less than $10,000.

(b) No more than 40% of the Customer's total AT&T MEGACOM Service-International Calling Capability minutes of use provided under this Contract Tariff may terminate in Argentina.

(c) At least 60% of the Customer's AT&T MEGACOM Service minutes of use from Customer Switches and Customer Premises at which AT&T MEGACOM Service is provided under this Contract Tariff must be interstate.


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



AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                  1st Revised Page 9
Bridgewater, NJ  08807                             Cancels Original Page 9
Issued:  December 20, 1996                   Effective:  December 21, 1996

6.B.1.  AT&T SDN, AT&T DNS, AT&T MEGACOM and AT&T 800 Services (continued)    N

(d) At least 50% of the Customer's AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Service is provided under this Contract Tariff must be interstate.

(e) No more than 20% of the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff may be generated in any one state.

(f) No more than 13% of the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff may be from the following group of states: Colorado, Idaho, Maine, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Rhode Island, South Dakota, Utah and Vermont.

(g) At least 20% of the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff must be from the following group of states:
California, Illinois, Michigan, Massachusetts and New Jersey.

(h) By the end of the sixth month of the Contract Tariff term, the Customer must have placed service orders for the installation of service under this Contract Tariff at locations not currently served by AT&T that the Customer demonstrates will generate monthly charges under this Contract Tariff of at least $333,333.

If the Customer, during the Monitoring Period, has failed to satisfy the Service
Requirement in 6.B.1.(a),  the Customer will be billed an amount equal to 15% of the  Customer's  total billed  usage  charges for the AT&T SDN,  AT&T DNS,  AT&T
MEGACOM and AT&T 800 Services, after the application of the Discounts in Section
5.,  preceding,  for  that  Monitoring  Period.  If  the  Customer,  during  the   N
Monitoring Period,  has failed to satisfy the Service  Requirement in 6.B.1.(b), the Customer  will be billed an amount equal to $0.08 per minute for each minute of such use above the 40%. If the Customer,  during the Monitoring  Period,  has failed to satisfy the Service  Requirement  in  6.B.1.(c),  the Customer will be billed an  amount  equal to .351  multiplied  by the  total  undiscounted  usage charges for AT&T MEGACOM service for that Monitoring Period in excess of the 60%
threshold.  If the Customer,  during the Monitoring Period has failed to satisfy the Service  Requirement  in  6.B.1.(d),  the Customer  will be billed an amount equal to .465  multiplied by the total  undiscounted  usage charges for AT&T SDN services  for that  Monitoring  Period in excess  of the 50%  threshold.  If the
Customer has failed to satisfy the Service  Requirement in 6.B.1.(e) for any two consecutive Monitoring Periods, the Customer will be billed, for each state


                               Printed in U.S.A.






AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                 1st Revised Page 10
Bridgewater, NJ  08807                            Cancels Original Page 10
Issued:  December 20, 1996                   Effective:  December 21, 1996

6.B.1.  AT&T SDN, AT&T DNS, AT&T MEGACOM and AT&T 800 Services (continued)         N

for which the 20% threshold is exceeded, an amount equal to $0.20 multiplied by the Customer's total Intrastate AT&T SDN Services minutes of use from Customer
Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff generated in that state in excess of the 20% threshold. If the Customer has failed to satisfy the Service Requirement in 6.B.1.(f) for any two consecutive Monitoring Periods, the Customer will be billed an amount equal to $0.20 multiplied by the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff from the specified group of states in excess of the 13% threshold. If the Customer has failed to satisfy the Service
Requirement in 6.B.1.(g) for any two consecutive Monitoring Periods, the Customer will be billed an amount equal to $0.20 multiplied by the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract
Tariff from the specified group of states by which the Customer failed to meet the 20% minimum requirement. In calculating any charges due for failure to meet the Service Requirements 6.B.1.(e), 6.B.1.(f), and 6.B.1.(g), the Customer will not be required to pay more than once for a failure to meet any one such Service
Requirement in a given Monitoring Period (i.e., it the Customer fails to meet a Service Requirement for three consecutive Monitoring Periods, the Customer will be billed only once with respect to the failure to meet the Service Requirement in the second month). If the Customer, during the Monitoring Period, has failed to satisfy the Service Requirement in 6.B.1.(h), the AT&T MEGACOM 800 Service and AT&T 800 READYLINE Service base discount pursuant to section 5.C.1.(a), preceding, for Gross Monthly AT&T MEGACOM 800 Service-Domestic and AT&T 800
READYLINE Service-Domestic usage on amounts of at least $2,000,000 up to $15,000,000 will be decreased from 45% to 42% for the remainder of the Contract
Tariff Term. Any charge for amounts billed under this section must be paid by the Customer within 30 days.

C.  Promotions, Credits and Waivers

The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1., preceding.


The following credits and waivers will be applied to the Customer's bill for the Services Provided under this Contract Tariff. If the sum of all credits applied in the final month of service under this Contract Tariff exceeds the amount of the Customer's final bill, the amount in excess will be refunded to the Customer. If at the end of the Contract Tariff Term the Customer has not fully used any or all of the waiver(s) specified in this Section, the residual value of any such waiver(s) will be set to zero and will not be applied to any other
AT&T services.


                               Printed in U.S.A.






AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                 1st Revised Page 11
Bridgewater, NJ  08807                            Cancels Original Page 11
Issued:  December 20, 1996                   Effective:  December 21, 1996

                     ** All material on this page is new. **

6.C.  Promotions, Credits and Waivers (continued)

1.  AT&T MEGACOM Service, AT&T SDN Service and AT&T 800 Services                   N


   (a) AT&T will waive the  Nonrecurring  Installation  Charges for AT&T Primary
Rate  Interface  (PRI)  Office  Functions;  AT&T  Terrestrial  1.544  Mbps Local
Channels,  associated AT&T ACCUNET T1.5 Service Access  Connections,  and Access
Coordination  Functions  (ACF).  Also,  AT&T will reimburse the Customer for any
other  vendor's   Nonrecurring   Charges  for  obtaining  access  comparable  to
Terrestrial  1.544 Mbps Local Channels (not to exceed charges  specified in AT&T
Tariff  F.C.C.  No. 11), and waive the  Nonrecurring  Charge for the ACF and the
AT&T Tariff F.C.C. No. 9 Access Connection Charge.  Such Local Channels and AT&T
PRI must: (1) be used with the AT&T MEGACOM Service, AT&T SDN Service and/or the
AT&T MEGACOM 800  Service-Domestic  provided under this Contract  Tariff (2) for the Local Channels,  not be connected to an Office Function (except for AT&T PRI
Office  Functions).  If any of these Local  Channels are  connected to an Office
Function, AT&T will bill the Customer for the amount of the Installation Charges   N
that had been waived under this section for each Local  Channel  connected to an
Office Function  (except for AT&T PRI Office  Functions).  The maximum amount of waived Nonrecurring Installation Charges shall not exceed $200,000.

(b) AT&T will reimburse the Customer the local exchange  company  Carrier Change   N
Charge up to a maximum  of $5.00 for each local  exchange  service  access  line converted,  subject to a maximum reimbursement of $750,000 in any billing month;
any excess may not be  carried  into  following  months  and the  Customer  must
provide   evidence  of  all  charges  incurred  in  order  to  qualify  for  the reimbursement.  There is an allowance of two  reimbursements  per local exchange company  service access line for SDN. The reimbursed  charge(s) will be a credit applied to the Customer's future SDN usage charges.

(c) AT&T will provide a monthly credit in the amount of $200 per AT&T PRI Office
Function utilized by the Customer. The maximum amount of the monthly credit will
be $10,000.                                                                        N

(d) AT&T will waive the Service Establishment Charge, not to exceed a total of $10,000 for the Contract Tariff Term for the AT&T MEGACOM Service provided under this Contract Tariff and AT&T will waive the Service Establishment Charges for new AT&T MEGACOM 800 Service-Domestic Routing Arrangements.

2.  AT&T MEGACOM Service

(a) For the first through eighteenth months of the term, AT&T will apply a monthly credit, not to exceed $250,000 per month, equal to: (1) the total billed usage charges for AT&T MEGACOM Service International Calling Capability which terminates in Mexico, after the application of the Discounts in Section 5.B., preceding, in the month for which the credit is to be applied, minus (2) $0.475 multiplied by the Customer's total minutes of use for AT&T MEGACOM Service International Calling Capability which terminates in Mexico for that same month.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                  Original Page 11.1
Bridgewater, NJ  08807
Issued:  December 20, 1996                    Effective:  December 21, 1996

                     ** All material on this page is new. **

6.C.  Promotions, Credits and Waivers (continued)

3.  AT&T DNS Service

(a) AT&T will reimburse the Customer the local exchange company Carrier Change Charge up to a maximum of $5.00 for each local exchange service access line converted, subject to a maximum reimbursement of $5,000 in any billing month; any excess may not be carried into following months and the Customer must provide evidence of all charges incurred in order to qualify for the reimbursement. There is an allowance of two reimbursements per local exchange company service access line for SDN. The reimbursed charge(s) will be a credit applied to the Customer's future SDN or DNS usage charges.

(b) AT&T will apply a credit to the Customer's DNS bill, each month, for all domestic DNS Direct Dial (1+) usage charges in the billing month following the initial application of the discounts in Section 5.B.1.(a), preceding, in an amount, not less than zero, equal to: (a) the Customer's total undiscounted domestic DNS Direct Dial (1+) usage charges from such locations for the preceding month multiplied by 43%, minus (b) the previously applied DNS discounts under Section 5.B.1.(a), preceding, for such usage in that month.

(c) AT&T will apply a credit, each month, in an amount not less than zero, equal to (a) the Customer?s total billed interstate usage charges during the preceding month, after the application of the previously applied DNS discounts under
Section 5.B.1.(a), preceding, and the credit specified in Section 6.3.C (b), preceding, minus (b) the number of minutes for AT&T DNS interstate service usage during the preceding month multiplied by (c) $0.105.

(d) AT&T will apply a credit, each month, equal to 38% of the Customer's international direct dial (1+) AT&T DNS billed usage charges, after the discount specified in Section 5.B.1.(b), preceding. This credit will be applied to the Customer's DNS bill in the 1st billing month following the month in which the international direct dial (1+) AT&T DNS usage charges, after the discount specified in Section 5.B.1.(b), preceding, has been applied, were incurred.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                 1st Revised Page 12
Bridgewater, NJ  08807                            Cancels Original Page 12
Issued:  December 20, 1996                   Effective:  December 21, 1996

6.  Classifications, Practices and Regulations (continued)

D. Discontinuance - In lieu of any Discontinuance With or Without Liability provisions that are specified in AT&T Tariff F.C.C. Nos. 1 and 2, the following provisions shall apply.

1.  The Customer may discontinue this Contract Tariff:

(a)  effective  at the end of the 18th month  following  the CISD,  provided the
Customer  provides at least 30 days prior written notice of  discontinuance;  is current in payment to AT&T for all telecommunication services; and has generated at least  $120,000,000 in usage charges,  after the application of the Discounts
as  specified  in Section 5.,  preceding,  for the AT&T SDN  Services,  AT&T DNS   C
Service, AT&T MEGACOM Service including the International Calling Capability and
the AT&T 800 Services  provided under this Contract  Tariff  (including at least   N
$15,000,000 in usage charges for the AT&T 800  Service-Canada,  AT&T MEGACOM 800
Service-Canada,    AT&T   MEGACOM   800   Service-Mexico,   AT&T   MEGACOM   800
Service-Overseas,   AT&T  800  READYLINE  Service-Canada,   AT&T  800  READYLINE
Service-Mexico,   AT&T  800  READYLINE  Service-Overseas,   AT&T  800  READYLINE
Service-Puerto   Rico  and  the  U.S.  Virgin  Islands,   AT&T  MEGACOM  Service
International Calling Capability, AT&T SDN International Calling Capability, and
AT&T GSDN Service provided under this Contract Tariff); or

(b) prior to the 18th month following the CISD, provided the Customer replaces the Services Provided under this Contract Tariff:

    I. with service under a new AT&T Contract Tariff having all of the following characteristics:  (i) revenue  commitment(s) equal to or greater than an average of at least  $7,500,000  per month;  (ii) a new term of at least the  difference
between 18 months and the number of months  the  Customer  was in this  Contract   C
Tariff;  and (iii) having the same Service  Requirement  as specified in Section
6.B.1.(a), preceding, or


    II. with  service  under a new  contract  entered  into between AT&T and the
Customer for the provision of telecommunications service by AT&T to the Customer having all of the following characteristics:  (i) revenue commitment(s) equal to or greater than an average of at least $7,500,000 per month;  (ii) a new term of at least the difference  between 18 months and the number of months the Customer
was in this Contract  Tariff;  and (iii) having the same Service  Requirement as   C
specified in Section 6.B.1.(a), preceding.

If the  Customer  discontinues  this  Contract  Tariff  pursuant to this Section
6.D.1.(b),  the Customer  will also be billed an amount equal to the  difference
between:   (i)  the  MRC  for  the  Commitment  Period  in  which  the  Customer discontinues divided by the number of months in the Commitment Period, times the number of months the Customer was in this  Contract  Tariff for that  Commitment
Period and (ii) the actual usage charges, after the application of the Discounts as specified in Section 5.,  preceding,  incurred in that Commitment  Period for the AT&T SDN  Services,  AT&T DNS Service,  AT&T MEGACOM  Service  including the
International Calling Capability and the AT&T 800 Services,  provided the amount
in (ii) is less than the amount in (i).                                       N
                                                                              N

                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                 1st Revised Page 13
Bridgewater, NJ  08807                            Cancels Original Page 13
Issued:  December 20, 1996                   Effective:  December 21, 1996

6.D.  Discontinuance (continued)

If the  Customer  discontinues  this  Contract  Tariff for any reason other than
specified  above,   prior  to  the  expiration  of  the  Contract  Tariff  Term,
Termination  Charges  will  apply.  The  Termination  Charge  for the  AT&T  SDN
Services,  AT&T DNS Service,  AT&T MEGACOM Service  including the  International
Calling Capability and the AT&T 800 Services will be an amount equal to: (1) the
MRC for the  Commitment  Period in which  the  Customer  discontinues  minus the   N
actual usage  charges,  after the  application  of the Discounts as specified in
Section  5.,  preceding,  incurred  in that  Commitment  Period for the AT&T SDN
Services,  AT&T MEGACOM Service including the International  Calling  Capability and the AT&T 800 Services,  provided the actual usage charges, are less than the
MRC for that Commitment  Period and (2) 100% of the MRCs for each remaining year of the Contract Tariff Term.

E.  Other Requirements

1. Use of Services Provided for Resale or Shared Use - When the Services Provided under this Contract Tariff are resold or shared, the Customer may advise its User that a portion of the Customer's service is provided by AT&T. However, the Customer shall not publish or use any advertising, sales promotions, press releases or other publicity matters which use AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or which use confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), and the Customer may not conduct business under AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), except to the limited extent as is permissible under contract or applicable law.

If AT&T finds that the Customer, in connection with its resale of the Services Provided under this Contract Tariff, is using AT&T's corporate or trade names, logos, trademarks, service marks, trade dress or other symbols that serve to identify and distinguish AT&T from its competitors, in a manner inconsistent with the provisions specified above, AT&T shall provide reasonable notice of such inconsistent use to the Customer. If the Customer fails, within 30 days after the receipt of such notice, to substantiate to AT&T that such inconsistent use has ended or has been corrected, the Discounts specified in Section 5., preceding, will not apply until such time as the inconsistent use has ended or has been corrected and substantiated to AT&T. Any such suspension of the Discounts specified in Section 5., preceding, shall not relieve the Customer from its obligations to comply with any other conditions contained in this Contract Tariff, including the Minimum Revenue Commitments. If it is finally determined by adjudication (or, if agreed by AT&T and the Customer, by arbitration) that AT&T's initial finding of an inconsistent use was in error, then the Customer shall receive a credit equal to the amount of the discounts that were not applied as a result of AT&T's initial finding, and AT&T's initial finding will have no further effect.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                      Original Page 14
Bridgewater, NJ  08807
Issued:  October 31, 1996                   Effective:  November 1, 1996

                                           **All material on this page is new**



6.E.1.  USE OF SERVICES PROVIDED FOR RESALE OR SHARED USE (CONTINUED)

The Customer shall take such steps as are reasonably possible to ensure that no other Carrier to which the Customer directly or indirectly resells the Services Provided under this Contract Tariff, takes any action that, if done directly by Customer, would violate this Section 6.E.1., and if such other Carrier does take such actionm the Customer shall take such steps as are reasonbly possible to cause the inconsistent use by such other Carrier to be ended or corrected, to AT&T's reasonable satisfaction.

If AT&T finds that the Customer has failed to take such action as is required pursuant to the preceding paragraph, AT&T shall provide reasonable notice of such failure to the Customer. If the Customer fails, within 30 days after the receipt of such notice, to substantiate to AT&T that the inconsistent use by the other Carrier has ended or has been corrected or the Customer has taken the steps required under the preceding paragraph. The Discounts specified in Section 5., preceding, will not apply, with respect to the billing partition that includes such other Carrier, until such time as the Customer has substantiated to AT&T that it has taken the required steps. Any such suspension of the Discounts specified in Section 5., preceding, shall not relieve the Customer from its obligations to comply with any other conditions contained in this Contract Tariff, including the Minimum Revenue Commitments. If it is finally determined by adjudication (or, if agreed by AT&T and the Customer, by arbitration) that AT&T's initial finding of a failure by Customer to take required steps was in error, then the Customer shall receive a credit equal to the amount of the discounts that were not applied as a result of AT&T's initial finding, and AT&T's initial finding will have no further effect.

2. The Vertical Features of AT&T Tariff F.C.C. No. 2, Section 3.3.2.L are not available for use with the Services Provided under this Contract Tariff when an entity other than AT&T is the Resp Org.

3. Beginning February 1, 1997, the bills for the Services Provided under this Contract Tariff will be sent to one Customer Premises designated by the Customer.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs                                 1st Revised Page 15
Bridgewater, NJ  08807                            Cancels Original Page 15
Issued:  December 20, 1996                   Effective:  December 21, 1996

6.  Classifications, Practices and Regulations (continued)

F. Availability - This Contract Tariff was developed pursuant to a contract with an Interexchange Carrier Customer who: (1) will order this Contract Tariff only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) as of the time the Customer orders service, has obtained required operating authority in the states in which it conducts business and files tariffs, when required by law, with state and federal authorities; (3) as of the time the Customer orders service, has been assigned its own Carrier Identification Code by the code administrator, which code is used by one or more Local Exchange Carriers to route calls originated by an end user on a 1+ basis to each Customer Switch as defined in
Section 4.B., preceding; (4) has incurred at least $10,000,000 in AT&T Private Line Services, applicable to Contract Tariffs, during the 12-months immediately preceding the date the Customer orders this Contract Tariff; (5) has incurred at least $55,000,000 in AT&T SDN Services and AT&T 800 Services, applicable to Contract Tariffs, during the 12-months immediately preceding the date the Customer orders this Contract Tariff; and (6) provides service as a Common Carrier to at least 300,000 locations. This Contract Tariff is available to any similarly situated Customer who ordered service in a previous availability period or who orders service within 30 days after December 21, 1996 for initial installation of the Services Provided under this Contract Tariff within 30 days after the date ordered.

G. Abuse of the  Services -  Willfully  using the  Services  to carry calls that originate on the network of a facilities-based  Interexchange carrier other than
AT&T  or  the  Customer  or  an   Affiliate   of  the  Customer  and   terminate
disproportionately to locations for which the incumbent Local Exchange Carrier?s
rate  for  terminating   switched  access  is  higher  than  $0.049  per  minute
constitutes abuse of service. In the event that AT&T believes in good faith that   C
such  abuse is  occurring,  AT&T will  provide  written  notice of such abuse to
Customer,  including  as much  detail  as is  reasonably  sufficient  to  enable
Customer to investigate the matter.  If, within five (5) business days after its   C
receipt  of  such  notice,  the  abuse  has  not  ended,  or  Customer  has  not demonstrated  to AT&T?s  reasonable  satisfaction  that the abuse is not in fact occurring, AT&T may terminate,  restrict, or suspend Service to the location(s), and only the location(s) at which such abuse is occurring.  This section applies in addition to any other  provision  of the  tariffs  referenced  in Section 1., preceding, that may apply with respect to abuse of service.

                               Printed in U.S.A.